 Exhibit 4.5

THE SECURITIES BEING ACQUIRED PURSUANT TO THIS WARRANT PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SECURITIES ARE SET FORTH IN THIS DEBT EXCHANGE AGREEMENT.

WARRANT PURCHASE AGREEMENT

THIS WARRANT PURCHASE AGREEMENT (the “Agreement”), dated as of November 4, 2016, is by and between Dolphin Digital Media, Inc., a Florida corporation (the “Company”), and T Squared Partners LP, an Indiana limited partnership (the “Purchaser”).

WHEREAS, the Purchaser is the holder of 7,000,000 Series E Warrants issued on March 10, 2010 and amended on September 10, 2015 to extend their expiration until December 31, 2018 (the “Series E Warrants”);

WHEREAS, subject to the terms of the Series E Warrants, as of the date hereof, the Purchaser has reduced the aggregate exercise price of the Series E Warrants through cash payments in the aggregate of $1,625,000;

WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions set forth herein, that the Company will issue 1,500,000 Series G Warrants with an exercise price of $5.00 per share of the Company’s common stock, par value $0.015 (“Common Stock”), and an expiration date of January 31, 2018 (the “Series G Warrants”), 500,000 Series H Warrants with an exercise price of $6.00 per share of Common Stock and an expiration date of January 31, 2019 (the “Series H Warrants”), and 500,000 Series I Warrants with an exercise price of $7.00 per share of Common Stock and an expiration date of January 31, 2020 (the “Series I Warrants” and together with the Series G Warrants and the Series H Warrants, the “New Warrants”);

WHEREAS, as consideration for the issuance of the New Warrants, the Purchaser desires to make a $50,000 cash payment to the Company to reduce the aggregate exercise price of the Series E Warrants (the “Price Reduction”); and

WHEREAS, the Company and the Purchaser have agreed to execute this Agreement to evidence their agreement with respect to the Price Reduction and the issuance of the New Warrants.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Sale of the New Warrants.  The Company agrees to issue, and Purchaser agrees to purchase, the New Warrants.  The New Warrants issued to the Purchaser shall be substantially similar to the form of warrant attached hereto as Exhibit A.

2. Price Reduction.  As consideration to the Company for the purchase of the New Warrants, the Purchaser agrees to pay the Company $50,000 within three (3) business days of the date hereof, to reduce the aggregate exercise price of the Series E Warrants held by the Purchaser by the same amount.

3. Representations, Warranties and Covenants of the Purchaser.  The Purchaser represents and warrants to the Company that:

3.1 Authorization and Power.  The Purchaser has all requisite authority to purchase the New Warrants, and enter into this Agreement and to perform all the obligations required to be performed by the Purchaser hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the Purchaser.

3.2 Organization and Standing of the Purchaser.  The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of Florida and has the requisite corporate power to own its assets and to carry on its business.

3.3 Own Account.  The Purchaser is buying the New Warrants solely for his, her or its own account, for investment and not with a view to resale in connection with a distribution thereof.  The Purchaser acknowledges that the New Warrants and any Common Stock issuable upon exercise thereof have not been and will not be registered under the Securities Act, or any applicable state securities law and may not be transferred or sold except pursuant to an effective registration statement under the Securities Act or exemption therefrom and that certificates evidencing any shares of Common Stock issued upon exercise of the New Warrants will bear a restrictive legend to that effect.  The Purchaser acknowledges that he, she or it may be required to hold all shares of Common Stock issued upon exercise of the New Warrants purchased hereunder for at least one year from the date of issuance and that he, she or it may be required to comply with the volume limitation and other provisions of Rule 144 promulgated under the Securities Act with respect to any sale of the Shares.

3.4 No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Purchaser’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement or instrument or obligation to which the Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties.  The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the New Warrants in accordance with the terms hereof.

3.5 Residence.  The Purchaser is a resident of Indiana and is not acquiring the New Warrants as a nominee or agent otherwise for any other person.

3.6 No Reliance.  The Purchaser confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the New Warrants.  It is understood that information and explanations related to the terms and conditions of the New Warrants provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the New Warrants, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Purchaser in deciding to invest in the New Warrants.  The Purchaser acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the New Warrants for purposes of determining the undersigned's authority to invest in the New Warrants.

3.7 Investment Experience.

(a) The Purchaser has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the New Warrants.  The Purchaser has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in Company.

(b) The Purchaser has had access to the legal, financial, tax and accounting information concerning the Company, the New Warrants and the Common Stock as it deems necessary to enable it to make an informed investment decision concerning the purchase of the New Warrants.

(c) The Purchaser understands that the New Warrants, and any Common Stock issued upon the exercise thereof, will not be registered under the Securities Act.  The Purchaser understands that it, he or she has no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration of the New Warrants, or of any Common Stock issued upon the exercise thereof, under the Securities Act.

(d) The Purchaser understands that the issuance of the New Warrants, and any issuance of Common Stock upon the exercise thereof, is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) and/or the provisions of Regulation D promulgated thereunder based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.

(e) The Purchaser acknowledges that it has been furnished with true and complete copies of the following documents which the Company has filed with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13(a), 14(a), 14(c) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”): (a) the Annual Report on Form 10-K for the year ended December 31, 2015; (b) the Company’s Proxy Statement relating to the 2015 Annual Meeting of Shareholders; and (c) the information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c) or 15(d) of the Exchange Act since the distribution of the Form 10-K.  Copies of the foregoing SEC filings are attached hereto as Exhibit D.

(f) The Purchaser represents that the Purchaser is an “accredited investor”, as defined in Rule 501 promulgated under the Securities Act, which definition is attached as Exhibit B hereto and has accurately completed the Accredited Investor Questionnaire attached as Exhibit C hereto.  The Purchaser also represents that the Purchaser has not been organized for the purpose of acquiring the New Warrants.

(g) The Purchaser is aware that the Purchaser will have to make a payment in the amount of $50,000 to the Company which will be used to reduce the aggregate exercise price of the Series E Warrants in consideration for receipt of the New Warrants.

(h) The Purchaser acknowledges that neither the SEC nor any state securities commission has approved the New Warrants offered hereby or passed upon or endorsed the merits of the issuance of the Common Stock by the Company upon exercise of the New Warrants.  The Purchaser acknowledges that an investment in the Company is highly speculative and involves a risk of loss of the entire investment and no assurances can be given of any income or profit from such investment.  THE PURCHASER HEREBY ACKNOWLEDGES AND CONFIRMS THAT THE UNDERSIGNED HAS CAREFULLY CONSIDERED THE RISKS AND UNCERTAINTIES INVOLVED IN INVESTING IN THE COMMON STOCK BEFORE MAKING AN INVESTMENT DECISION TO PURCHASE THE EXCHANGE SHARES.  The Purchaser can bear the economic risk of losing its entire investment in the Company without impairing the Purchaser’s ability to provide for itself, himself or herself and/or his or her family (as applicable) in the same manner that the Purchaser would have been able to provide prior to making an investment in the Company.

3.8 Dilution Protection.  The Purchaser has been furnished with a copy of the Articles of Incorporation of the Company (including the Certificates of Designation with respect to the Series B and Series C Convertible Preferred Stock) and understands that the holder of the Series C Convertible Preferred Stock is entitled to anti-dilution protection with respect to any issuances of Common Stock occurring after the issuance of the Series C Convertible Preferred Stock on March 7, 2016.

3.9 Confidentiality.  The Purchaser understands and hereby acknowledges and agrees that all of the information appearing herein and otherwise provided to the Purchaser in connection with the purchase of the New Warrants made hereby is confidential and that the Purchaser and the Purchaser’s representatives and agents may not disclose such information to any person that is not a party to the transactions contemplated hereby.

3.10 No General Solicitation.  The Purchaser acknowledges that neither the Company nor any other person offered to sell the New Warrants to it by means of any form of general solicitation or advertising, including but not limited to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

3.11 Legend.  The Purchaser understands that the New Warrants to be purchased by it, him or her, and any Common Stock issued upon exercise thereof, will be “restricted securities” as that term is defined in Rule 144 under the Securities Act and that the certificate(s), if any, representing the shares of Common Stock issued upon exercise of the New Warrants will bear a restrictive legend thereon in substantially the form that appears below:

“THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR OTHER SIMILAR SECURITIES LAW.”

3.12 Additional Information.  The Purchaser agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase of the New Warrants and the issuance of any Common Stock upon issuance thereof.

3.13 Survival.  The Purchaser understands that all representations and warranties and agreements hereunder shall survive execution and delivery of this Agreement and the sale of the New Warrants.

4. Representations, Warranties and Covenants of the Company.  The Company represents and warrants to the Purchaser that:

4.1 Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Florida.  The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

4.2 No Conflicts.  This Agreement does not: (i) conflict with any provision of the Company’s Articles of Incorporation or Bylaws, as each may have been amended from time to time to date; or (ii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

4.3 Authorization.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

4.4 Capitalization.  The authorized capital stock of the Company immediately upon the consummation of the transactions contemplated by this Agreement shall consist of:

(a) 10,000,000 shares of preferred stock of which:

(i)
4,000,000 shares have been duly designated Series B Convertible Preferred Stock, of which 3,300,000 are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof;

(ii)
1,000,000 shares have been duly designated Series C Convertible Preferred Stock, all of which shall be duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof;

(b) 400,000,000 shares of Common Stock, of which 10,674,215 shares are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof; and

(c) 1,050,000 shares of Common Stock have been duly reserved for issuance upon exercise of existing warrants, 3,185,000 shares of Common Stock have been duly reserved for issuance upon conversion of preferred stock, 2,500,000 shares of Common Stock have been duly reserved for issuance upon the conversion of certain debt instruments, 5,000,000 shares of Common Stock have been duly reserved for a private placement offering, and 2,500,000 have been duly reserved for New Warrants sold under this Agreement.

5. Indemnification.  The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, attorneys, affiliates, and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or its successor or any such person which results, arises out of or is based upon any material misrepresentation by Purchaser in this Agreement or in any Exhibits attached hereto, or other agreement delivered pursuant hereto.

6. Amendments.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.  No waiver of any provision this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

7. Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

8. Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

9. Governing Law.  This Agreement and any disputes or claims arising out of or in connection with its subject matter shall be governed by and construed in accordance with the laws of the State of Florida without regard to the rules of conflict of laws of such state that would cause the laws of another jurisdiction to apply.  The parties hereto acknowledge and agree that venue and jurisdiction for any claim, suit or controversy related to or arising out of this Agreement shall lie in the state or federal courts located in Miami-Dade County, Florida.  THE PARTIES HEREBY WAIVE THE RIGHT TO JURY TRIAL OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THEM.

10. Notices.  All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties and their respective addresses as follows:

to the Company, at:	Dolphin Digital Media, Inc 2151 Le Jeune Road, Suite 150-Mezzanine Coral Gables, Florida 33134 Attn: Bill O’Dowd
to the Purchaser:	T Squared Partners LP c/o T Squared Capital LLC PO Box 606 Fishers, IN 46038 Attn: Mark Jensen

or to such address of which either party may subsequently give notice.  All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties at their respective addresses shown beneath their signatures hereto.  All such notices, requests, demands and communications described above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by reputable overnight courier service, one business day after its delivery to such courier service with all charges prepaid (or charged to the account of the sender) and with receipt confirmed (by a record of receipt maintained) by such overnight courier, (iii) if delivered by United States mail upon the earlier of actual receipt and three business days after deposit, registered or certified mail, return receipt requested, with proper postage prepaid, (iv) if delivered by facsimile, upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by electronic transmission, upon transmission.

11. Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute but one instrument.  Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Agreement.

12. Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein; and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

13. Fees and Expenses.  Except as set forth in the Bylaws of the Company, each party hereto shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

14. Parties.  This Agreement is made solely for the benefit of and is binding upon the Company and the Purchaser, and no other person or entity shall acquire or have any right under or by virtue of this Agreement.

15. Assignment.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.  This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser only with the prior written consent of the Company.  The Company may not assign this Agreement without the written consent of the Purchaser.

16. Blue Sky Qualification.  The purchase of the New Warrants and any issuance of Common Stock upon the exercise thereof under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the New Warrants and Common Stock from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction, and should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

17. Further Assurances.  Each party agrees to cooperate fully with the other party hereto and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by the other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement is executed by each party as of the date first written above.

PURCHASER: T SQUARED PARTNERS LP By: /s/ Mark Jensen Name: Mark Jensen Title: T Squared Partners LP	COMPANY: DOLPHIN DIGITAL MEDIA, INC. By: /s/ William O’Dowd Name: William H. O’Dowd IV Title: Chairman, CEO

EXHIBIT A

Form of Warrant Agreement

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE  SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

---------------------------------------

Dolphin Digital Media, Inc.

COMMON STOCK PURCHASE WARRANT “G”

Number of Shares:	1,500,000	Holder: T Squared Partners LP
		c/o T Squared Capital LLC
Original Issue Date:	November 4, 2016	Attn: Mark Jensen
		Title: Managing Member
Initial Expiration Date:	January 31, 2018	PO Box 606
	unless otherwise extended pursuant to terms herein	Fishers, IN 46038
Initial Exercise Price per Share:	$5.00	Tel: 646-245-2465
		Fax: 212-671-1403

Dolphin Digital Media, Inc., a company organized and existing under the laws of the State of Florida (the “Company”), hereby certifies that, for value received, T Squared Partners LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to One Million Five Hundred Thousand (1,500,000) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $0.015 par value (the “Common Stock”), of the Company at an initial price of Five Dollars ($5.00) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on January 31, 2018, or unless extended pursuant to the terms provided herein (the “Expiration Date”), and subject to the following terms and conditions:

1.           Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.           Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.  If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof.  “Person” means an individual, partnership, firm, Limited Liability Company, trust, joint venture, association, corporation, or any other legal entity.

3.           Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.           Registration of Transfers and Exchange of Warrants.

a.           Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b.           This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.
Exercise of Warrants.

a.           Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.           A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c.           This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary but subject to Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant agrees not to elect a Cashless Exercise for a period so long as the exercise price of this warrant is above $0.01 per share.

6.           Maximum Exercise. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock on such date. If the Warrant Holder is unable to exercise this Warrant as a result that it would put them over the 9.99% limitation this Warrant shall be extended until such time as the Warrant Holder is able to exercise this warrant and stay below the 9.99% limitation. This Section 6 may be waived or amended only with the consent of the Holder and the Board of Directors of the Company.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 there under.

7.           Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.           Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.           Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.           Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

ii. The Company sells grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the exercise price per share of the warrant. In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the current exercise price per share of the warrant, then the current exercise price per share for the warrant that are outstanding shall be reduced to such lower price per share. Such reduction shall be made at the time such transaction is executed.

8.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.           Sale or Merger of the Company.  Upon a Change in Control, the restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event.  For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10.           Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) business days’ notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11.           Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12.           Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

 If to the Company:

Dolphin Digital Media, Inc
 2151 Le Jeune Road, Suite 150-Mezzanine
 Coral Gables, Florida 33134
Attn. Bill O’Dowd

If to the Warrant Holder:

T Squared Partners LP
 c/o T Squared Capital LLC
 PO Box 606
 Fishers, IN 46038
 Attn: Mark Jensen

14.           Reduction of Exercise Price. The Warrant Holder may over the term of the Warrant make a payment to the Company for an equivalent amount of money to reduce the exercise price of Warrant “G” until such time as the exercise price of this Warrant is able to be exercised via a cashless provision per Section 5 of this agreement.  Each time a payment by the Warrant Holder is made to the Company, notice will be delivered by the Warrant Holder stating the new effective exercise price of Warrant “G” at that time.  At such time when the Warrant Holder has paid a total amount to effectively reduce the exercise price down to an exercise price that is below the limitation in Section 5 of this Warrant, then the Warrant Holder shall have the right to exercise this Warrant via a cashless provision and hold for six months to remove the legend under Rule 144.

15.           Restrictions on Transfer.  Holder hereby agrees that it will for no reason transfer the control of the Warrant into the name of any other party that would result in the current representative party (“Control Person(s)”) of the entity or person(s) holding the Warrant, being another Control Person(s), without first getting written permission from the Company.

16.           Extension of Initial Expiration Date.  The Initial Expiration Date of the Warrant shall be extendable for an additional two (2) years if the total consideration for the exercise of the Warrant is paid by at least 90% prior to the Initial Expiration Date.

17.
Miscellaneous.

a.           This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b.           Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c.           This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Indiana without regard to the principles of conflicts of law thereof.

d.           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e.           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.           The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the Original Issue Date.

Dolphin Digital Media, Inc., a Florida corporation

By:/s/William O’Dowd
Name: William O’Dowd
Its: Chief Executive Officer

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Dolphin Digital Media, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $.015 par value, of the Company and encloses the warrant and $______ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

T Squared Partners LP

Address:

Address:

46-5736138
(Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

T Squared Partners LP

Address:

Address:

Dated:

Name of Warrant Holder:

(Print)

(By:)

 (Name:)

 (Title:)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE  SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

---------------------------------------

Dolphin Digital Media, Inc.

COMMON STOCK PURCHASE WARRANT “H”

Number of Shares:	500,000	Holder: T Squared Partners LP
		c/o T Squared Capital LLC
Original Issue Date:	November 4, 2016	Attn: Mark Jensen
		Title: Managing Member
Initial Expiration Date:	January 31, 2019	PO Box 606
	unless otherwise extended pursuant to terms herein	Fishers, IN 46038
Initial Exercise Price per Share:	$6.00	Tel: 646-245-2465
		Fax: 212-671-1403

Dolphin Digital Media, Inc., a company organized and existing under the laws of the State of Florida (the “Company”), hereby certifies that, for value received, T Squared Partners LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to Five Hundred Thousand (500,000) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $0.015 par value (the “Common Stock”), of the Company at an initial price of Six Dollars ($6.00) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on January 31, 2019, or unless extended pursuant to the terms provided herein (the “Expiration Date”), and subject to the following terms and conditions:

1.           Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.           Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.  If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof.  “Person” means an individual, partnership, firm, Limited Liability Company, trust, joint venture, association, corporation, or any other legal entity.

3.           Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.           Registration of Transfers and Exchange of Warrants.

a.           Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b.           This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.
Exercise of Warrants.

a.           Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.           A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c.           This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary but subject to Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant agrees not to elect a Cashless Exercise for a period so long as the exercise price of this warrant is above $0.01 per share.

6.           Maximum Exercise. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock on such date. If the Warrant Holder is unable to exercise this Warrant as a result that it would put them over the 9.99% limitation this Warrant shall be extended until such time as the Warrant Holder is able to exercise this warrant and stay below the 9.99% limitation. This Section 6 may be waived or amended only with the consent of the Holder and the Board of Directors of the Company.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 there under.

7.           Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.           Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.           Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.           Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

ii. The Company sells grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the exercise price per share of the warrant. In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the current exercise price per share of the warrant, then the current exercise price per share for the warrant that are outstanding shall be reduced to such lower price per share. Such reduction shall be made at the time such transaction is executed.

8.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.           Sale or Merger of the Company.  Upon a Change in Control, the restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event.  For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10.           Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) business days’ notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11.           Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12.           Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

 If to the Company:

Dolphin Digital Media, Inc
 2151 Le Jeune Road, Suite 150-Mezzanine
 Coral Gables, Florida 33134
Attn. Bill O’Dowd

If to the Warrant Holder:

T Squared Partners LP
 c/o T Squared Capital LLC
 PO Box 606
 Fishers, IN 46038
 Attn: Mark Jensen

14.           Reduction of Exercise Price. The Warrant Holder may over the term of the Warrant make a payment to the Company for an equivalent amount of money to reduce the exercise price of Warrant “H” until such time as the exercise price of this Warrant is able to be exercised via a cashless provision per Section 5 of this agreement.  Each time a payment by the Warrant Holder is made to the Company, notice will be delivered by the Warrant Holder stating the new effective exercise price of Warrant “H” at that time.  At such time when the Warrant Holder has paid a total amount to effectively reduce the exercise price down to an exercise price that is below the limitation in Section 5 of this Warrant, then the Warrant Holder shall have the right to exercise this Warrant via a cashless provision and hold for six months to remove the legend under Rule 144.

15.           Restrictions on Transfer.  Holder hereby agrees that it will for no reason transfer the control of the Warrant into the name of any other party that would result in the current representative party (“Control Person(s)”) of the entity or person(s) holding the Warrant, being another Control Person(s), without first getting written permission from the Company.

16.           Extension of Initial Expiration Date.  The Initial Expiration Date of the Warrant shall be extendable for an additional two (2) years if the total consideration for the exercise of the Warrant is paid by at least 90% prior to the Initial Expiration Date.

17.
Miscellaneous.

a.           This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b.           Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c.           This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Indiana without regard to the principles of conflicts of law thereof.

d.           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e.           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.           The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the Original Issue Date.

Dolphin Digital Media, Inc., a Florida corporation

By: /s/ William O’Dowd

Name: William O’Dowd

Its: Chief Executive Officer

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  Dolphin Digital Media, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $.015 par value, of the Company and encloses the warrant and $______ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

T Squared Partners LP

Address:

Address:

46-5736138
(Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

T Squared Partners LP

Address:

Address:

Dated:

Name of Warrant Holder:

(Print)

(By:)

 (Name:)

 (Title:)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE  SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

---------------------------------------

Dolphin Digital Media, Inc.

COMMON STOCK PURCHASE WARRANT “I”

Number of Shares:	500,000	Holder: T Squared Partners LP
		c/o T Squared Capital LLC
Original Issue Date:	November 4, 2016	Attn: Mark Jensen
		Title: Managing Member
Initial Expiration Date:	January 31, 2020	PO Box 606
	unless otherwise extended pursuant to terms herein	Fishers, IN 46038
Initial Exercise Price per Share:	$7.00	Tel: 646-245-2465
		Fax: 212-671-1403

Dolphin Digital Media, Inc., a company organized and existing under the laws of the State of Florida (the “Company”), hereby certifies that, for value received, T Squared Partners LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to Five Hundred Thousand (500,000) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $0.015 par value (the “Common Stock”), of the Company at an initial price of Seven Dollars ($7.00) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on January 31, 2020, or unless extended pursuant to the terms provided herein (the “Expiration Date”), and subject to the following terms and conditions:

1.           Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.           Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.  If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof.  “Person” means an individual, partnership, firm, Limited Liability Company, trust, joint venture, association, corporation, or any other legal entity.

3.           Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.           Registration of Transfers and Exchange of Warrants.

a.           Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b.           This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.
Exercise of Warrants.

a.           Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.           A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c.           This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary but subject to Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant agrees not to elect a Cashless Exercise for a period so long as the exercise price of this warrant is above $0.01 per share.

6.           Maximum Exercise. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock on such date. If the Warrant Holder is unable to exercise this Warrant as a result that it would put them over the 9.99% limitation this Warrant shall be extended until such time as the Warrant Holder is able to exercise this warrant and stay below the 9.99% limitation. This Section 6 may be waived or amended only with the consent of the Holder and the Board of Directors of the Company.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 there under.

7.           Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.           Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.           Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.           Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

ii. The Company sells grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the exercise price per share of the warrant. In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below the current exercise price per share of the warrant, then the current exercise price per share for the warrant that are outstanding shall be reduced to such lower price per share. Such reduction shall be made at the time such transaction is executed.

8.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.           Sale or Merger of the Company.  Upon a Change in Control, the restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event.  For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10.           Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) business days’ notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11.           Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12.           Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

 If to the Company:

Dolphin Digital Media, Inc
 2151 Le Jeune Road, Suite 150-Mezzanine
 Coral Gables, Florida 33134
Attn. Bill O’Dowd

If to the Warrant Holder:

T Squared Partners LP
 c/o T Squared Capital LLC
 PO Box 606
 Fishers, IN 46038
 Attn: Mark Jensen

14.           Reduction of Exercise Price. The Warrant Holder may over the term of the Warrant make a payment to the Company for an equivalent amount of money to reduce the exercise price of Warrant “I” until such time as the exercise price of this Warrant is able to be exercised via a cashless provision per Section 5 of this agreement.  Each time a payment by the Warrant Holder is made to the Company, notice will be delivered by the Warrant Holder stating the new effective exercise price of Warrant “I” at that time.  At such time when the Warrant Holder has paid a total amount to effectively reduce the exercise price down to an exercise price that is below the limitation in Section 5 of this Warrant, then the Warrant Holder shall have the right to exercise this Warrant via a cashless provision and hold for six months to remove the legend under Rule 144.

15.           Restrictions on Transfer.  Holder hereby agrees that it will for no reason transfer the control of the Warrant into the name of any other party that would result in the current representative party (“Control Person(s)”) of the entity or person(s) holding the Warrant, being another Control Person(s), without first getting written permission from the Company.

16.           Extension of Initial Expiration Date.  The Initial Expiration Date of the Warrant shall be extendable for an additional two (2) years if the total consideration for the exercise of the Warrant is paid by at least 90% prior to the Initial Expiration Date.

17.
Miscellaneous.

a.           This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b.           Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c.           This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Indiana without regard to the principles of conflicts of law thereof.

d.           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e.           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.           The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the Original Issue Date.

Dolphin Digital Media, Inc., a Florida corporation

By: /s/William O’Dowd
Name: William O’Dowd

Its:   Chief Executive Officer

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Dolphin Digital Media, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $.015 par value, of the Company and encloses the warrant and $______ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

T Squared Partners LP

Address:

Address:

46-5736138
(Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

T Squared Partners LP

Address:

Address:

Dated:

Name of Warrant Holder:

(Print)

(By:)

 (Name:)

 (Title:)

EXHIBIT B

Definition Accredited Investor

Accredited investor means any person who comes within any of the following categories:

1. Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000;

a. Except as provided in paragraph (b) of this section, for purposes of calculating net worth under this paragraph:

(i)           The person’s primary residence shall not be included as an asset;

(ii)           Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)            Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

b. Paragraph (a) of this section will not apply to any calculation of a person’s net worth made in connection with a purchase of securities in accordance with a right to purchase such securities, provided that:

(i)           such right was held by the person on July 20, 2010;

(ii)           the person qualified as an accredited investor on the basis of net worth at the time the person acquired such right; and

(iii)           the person held securities of the same issuer, other than such right, on July 20, 2010.

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8. Any entity in which all of the equity owners are accredited investors.

EXHIBIT C
Accredited Investor Questionnaire

ALL INFORMATION FURNISHED IN THIS
QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

The information contained in this questionnaire is being furnished to Dolphin Films, Inc., a Florida corporation (the “Company”), in order that the Company may determine whether an offer to exchange your current notes for new notes and a participation interest, as described in the Amended and Restated Loan Agreement (the “Securities”), may be made to you, as an investor, in light of the requirements of Regulation D promulgated under the Securities Act of 1933, as amended, and certain exemptions contained in state securities laws. You understand that the information is needed for the Company to determine whether it has reasonable grounds to believe that you are an “accredited investor” as that term is defined in Regulation D and that you have such knowledge and experience in financial, investment and business matters that you are capable of evaluating the merits and risks of the investment in the Company’s Securities.  You understand that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Securities may not be registered under the Securities Act, (c) the Securities may not be registered under the securities laws of any state, and (d) this questionnaire is not an offer to acquire the Securities or any other securities in any case where such offer would not be legally permitted.

Your answers will be kept confidential at all times.  However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

NOTE:  Individual investors should complete the questionnaire beginning with Part I on this page while non-individual investors such as corporations, partnerships, trusts and other entities should complete the questionnaire beginning with Part II.

I.  INDIVIDUAL INVESTORS:

(Investors other than natural persons (for example, corporations, limited liability companies,

partnerships and trusts) should turn to Part II)

1.           Personal

Name:

Residence Address:

City, State Zip:

Telephone:

Email Address:

2.
Income

(a)
Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

 Yes ☐                      No ☐

(b)      What percentage of your income as shown above is anticipated to be derived from sources other than salary?

_____________________________________________________________________

(c)
Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

 Yes ☐                      No ☐

3.           Net Worth

Is your net worth as of the date of this questionnaire, together with the net worth of your spouse, in excess of $1,000,000?

 Yes ☐                      No ☐

Note:  When determining your net worth, the value of your primary residence (i.e., the home where you live most of the time) should not be included as an asset. Indebtedness secured by your primary residence, up to its estimated fair market value at the time of the sale of the securities, should not be included as a liability (except that if the amount of the indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before that time, other than as a result of the acquisition of the primary residence, the amount of the excess should be included as a liability). Indebtedness secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the securities should be considered a liability and deducted from net worth.

PLEASE TURN TO PART III OF THIS QUESTIONNAIRE

II.  NON-INDIVIDUAL INVESTORS:*

*
If Company membership interest units are held by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

1.           Identification

Name:
Address of Principal Place of Business:
City, State Zip:
Jurisdiction of Formation or Incorporation:
Type of Entity (corporation, partnership, trust, etc.):
Contact Person:
Telephone Number:
Facsimile Number:

Was entity formed for the purpose of investing in securities of the Company?

 Yes  ☐                      No ☐

If the answer is YES, then ALL shareholders, partners or other equity owners must answer Part I of this Questionnaire.  If the above answer is no, please continue completing this form.

2.           Business

Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the receiving entity:

☐
a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐
private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

☐
a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐
an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐
a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐
an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by  persons who are accredited investors;

☐
an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

☐
a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933;

☐
a trust that may be amended or revoked at any time by the grantors and whose grantors are accredited investors [Those persons must complete Part I of this questionnaire];

☐
An entity in which all of the equity owners (this does not apply to beneficiaries of a conventional trust, as compared to a business trust, a real estate trust or similar entities) are accredited investors [Please attach a list of equity owners. All equity owners will need to complete Part I of this questionnaire.]

☐
A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended;

☐
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees with total assets in excess of $5,000,000;

☐
Other. Describe:____________________________________________________________________________________________________

III. RULE 506 DISQUALIFICATION EVENTS

1.           Have you been convicted, within ten (10) years of the date hereof of any felony or misdemeanor:

●
in connection with the purchase or sale of any security;
●
involving the making of any false filing with the SEC; or
●
arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

 Yes _____                      No _____

 If yes, please explain.

2.           Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five (5) years of the date hereof, that, on the date hereof, restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

●
in connection with the purchase or sale of any security;
●
involving the making of any false filing with the SEC; or
●
arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

Yes _____                      No _____

If yes, please explain.

3.           Are you subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

Yes _____                      No _____

If yes, please explain.

4.           Are you subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, on the date hereof:

●
suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
●
places on you limitations on the activities, functions or operations of, or imposes civil money penalties; or
●
bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes _____                      No _____

If yes, please explain.

5.           Are you subject to any order of the SEC, entered within five (5) years of the date hereof, that, on the date hereof, orders you to cease and desist from committing or causing a violation of or future violation of:

●
any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or
●
Section 5 of the Securities Act?

Yes _____                      No _____

If yes, please explain

6.           Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes _____                      No _____

If yes, please explain

7.           Have you filed (as a registrant or issuer), or were you named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five (5) years of the date hereof, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes _____                      No _____

If yes, please explain

8.           Are you subject to a United States Postal Service false representation order entered within five (5) years of the date hereof, or are you, on the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes _____                      No _____

If yes, please explain

IV.  SIGNATURE

The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.  The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the consummation of any financing activities involving the Company.

Executed  at ___________________, on  _________________, 2016.

 __________________________________________
(Signature)

__________________________________________
(Name)

__________________________________________
(Title if signing on behalf of an entity)

EXHIBIT D
Exchange Act Filings

Please see attached.